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                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 24, 2005
                                                -------------------

                                DeVRY INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE              1-13988                    36-3150143
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(State or other jurisdiction  (Commission               (IRS Employer
 of incorporation)             File Number)              Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                     60181
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (630)571-7700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 70

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                                DEVRY INC.
                              FORM 8-K INDEX


                                                                Page No.
                                                                --------

Item 9.01 - Financial Statements and Exhibits                      3

Signatures                                                         3

Exhibit Index                                                      4


















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Item 9.01 - Financial Statements and Exhibits

(c) - Exhibits

Exhibit
Number                             Description
-------                            -----------
99.1 Asset Purchase Agreement by and among Ross University School of Nursing and Health Sciences, Inc. (Purchaser), Forest Park Hospital Corporation #1 (Seller) and Doctors Community Healthcare Corporation (Parent), Dated as of March 15, 2005

99.2      First Amendment To Asset Purchase Agreement

99.3      Clinical Affiliation Agreement



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DEVRY INC.
                                             (REGISTRANT)



Date:  March 24, 2005                        /s/Ronald L. Taylor
                                             -----------------------
                                             Ronald L. Taylor
                                             Chief Executive Officer



Date: March 24, 2005                         /s/Norman M. Levine
                                             -------------------------
                                             Norman M. Levine
                                             Senior Vice President and
                                             Chief Financial Officer




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                              EXHIBIT INDEX

Exhibit                                                         Sequentially
Number                        Description                       Numbered Page
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99.1      Asset Purchase Agreement by and among Ross University
          School of Nursing and Health Sciences, Inc. (Purchaser),
          Forest Park Hospital Corporation #1 (Seller) and
          Doctors Community Healthcare Corporation (Parent), Dated
          as of March 15, 2005                                         5-57

99.2      First Amendment To Asset Purchase Agreement                 58-62

99.3      Clinical Affiliation Agreement                              63-70